UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2008

PLAYERS NETWORK

(Exact Name of Registrant as Specified in Charter)

Nevada	000-29363	88-0343702

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

4260 Polaris Avenue Las Vegas, NV	89103

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 895-8884

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes In Registrant's Certifying Accountant

Effective as of February 13, 2009, the Company dismissed Weaver & Martin, LLC ("W&M"), the Company's independent registered public accounting firm. The decision to change accountants was approved by the Company's Board of Directors.

W&M reported on the Company's consolidated financial statements for the years ending December 31, 2007 and 2006 and reviewed the Company’s consolidated financial statements for the period ending September 30, 2008. For these periods and up to February 13, 2009, there were no disagreements with W&M on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of W&M, would have caused it to make reference thereto in its report on the financial statements for such years.

The reports of W&M on the financial statements of the Company for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided W&M with a copy of the foregoing disclosure and requested that W&M provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item. A copy of such letter, dated February 13, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company has engaged McElravy, Kinchen & Associates P.C. of Houston, Texas (“MKA”) to assume the role of its new principal independent accountants. The decision to engage MKA was approved by the audit committee of the Board of Directors on February 13, 2009. Osprey signed the MKA engagement letter on February 13, 2009 after MKA completed its internal procedures related to new attest client acceptance.

During the period ended September 30, 2008, and through the date of the firms engagement the Registrant did not consult with MKA with regard to:

1.	the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant’s financial statements; or

2.	any matter that was either the subject of a disagreement or a reportable event (as described in Item 304 of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

16.1	Letter from Weaver & Martin, LLC

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Players Network

Date: February 20, 2009	By:	/s/ Mark Bradley
Mark Bradley
Chief Executive Officer